EXECUTIVE SUMMARY

Description of the due diligence performed.
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMCD referred to collectively as “AMC”) performed due diligence services on certain mortgage loans as described below utilizing various scopes of review. All of the mortgage loans reviewed, which were originated by multiple parties, were purchased by entities affiliated with Mill City Holdings, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party/parties. The mortgage loans were reviewed via files imaged and provided by Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
▪	“Compliance Review”:	196 mortgage loans
▪	“Data Integrity Review”:	196 mortgage loans
▪	Payment History Review:	193 mortgage loans*

*The Payment History Review includes both an “Acquisition Payment History Review” and an “Acquisition + Update Payment History Review.”

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof. There may have been loans that were excluded from the securitization after the publication of this documentation.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s).

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2014
Fitch Ratings, Inc.	U.S. RMBS Seasoned, Re-Performing and Non-Performing Loan Rating Criteria, March 2017
Moody's Investors Service, Inc.	Moody's Criteria for Evaluating Independent Third-Party Loan Level; Reviews for U.S. Residential Mortgage Backed Securities (RMBS), February 25, 2015

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their

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compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

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(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;

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▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.
Data Integrity Review
AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file as captured during the Compliance Review.

City	Lifetime Maximum Rate (Ceiling)	Original Interest Only Term	Property Type
Documentation Type	Lifetime Minimum Rate (Floor)	Original Interest Rate	State
First Payment Date of Loan	Loan Purpose	Original Loan Amount	Subsequent Interest Rate Cap (Change Up)
Gross Margin	Modification Date	Original LTV	Subsequent Interest Rate Reset Period
Index Type	Modification Flag	Original Payment Amount Due
Initial Fixed Rate Period	Occupancy	Original Term to Maturity
Initial Interest Rate Cap (Change Up)	Original Amortization Term	Origination Date
Junior Mortgage Balance	Original Appraised Property Value	Originator DTI
Lien Position	Original CLTV	Postal Code

Acquisition Payment History Review
At the time of acquisition, a payment history review (the “Original Payment History Review”) was performed by JCIII or AMC. There were no updates made to this original review.

Acquisition + Update Payment History Review
This review was comprised of two components (i) the “Original Payment History Review” and (ii) an additional review to the Original Payment History Review to seek additional historical months activity based on information available in provided documentation at the time of purchase.

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Summary of findings and conclusions of review
There were 196 mortgage loans in the final compliance population. After all documents were presented, 159 (81.12%) of the mortgage loans had exceptions; however, only 32 (16.33%) of the mortgage loans had exceptions that triggered a C or D rating or were incomplete files. Of the 196 mortgage loans, 48 were reviewed by AMCD and 148 were reviewed by JCIII.

Please note that while the Compliance Review total matches the Data Integrity total, the number reviewed by each of AMCD and JCIII varies. Also note, there are more loans included in the Payment History Review than were in the Compliance or Data Integrity review populations.

COMPLIANCE RESULTS SUMMARY (196 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated (196 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	37	18.88%
B	127	64.80%
C	16	8.16%
D	16	8.16%
Total	196	100.00%

AMC Diligence, LLC (48 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	13	27.08%
B	26	54.17%
C	2	4.17%
D	7	14.58%
Total	48	100.00%

JCIII & Associates, LLC (148 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	24	16.22%
B	101	68.24%
C	14	9.46%
D	9	6.08%
Total	148	100.00%
*Files were received but a review was unable to be completed in totality due to missing documentation.

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OTHER REVIEW RESULTS SUMMARY (196 Mortgage Loans)
Exception Listing
Exception listings have been separated for the mortgage loans reviewed by AMCD and the mortgage loans reviewed by JCIII. The summaries below detail the exceptions as noted in each party’s review and reflect only compliance EV2s or EV3s, as noted when conducting the original review in question. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

AMC Diligence, LLC (48 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

Category	Exception	Event Level Grade	# of Exceptions
Compliance	FACTA Disclosure Missing	EV2	12
	FACTA Disclosure Missing	EV2	12
	Missing Document: Missing 1003 Initial - Lender's	EV2	11
	RESPA Disclosure - Affiliated Business Arrangement Disclosure Not Provided Within 3 Business Days of Application	EV2	9
	(Doc Error) Initial GFE not provided	EV2	7
	Initial TIL not provided	EV2	7
	RESPA Disclosure - Missing Signature on Affiliated Business Arrangement Disclosure	EV2	4
	FACTA Disclosure Not Provided Prior to Closing	EV2	3
	RESPA Disclosure - Affiliated Business Arrangement Disclosure Missing	EV2	2
	(Missing Data) Appraised Value	EV2	1
	Due to lack of appraised value, compliance tests requiring an LTV were run off an assumed value of a contract sales price or original loan amount, whichever applies.	EV2	1
	Missing Initial Loan Application Test	EV2	1
	Final TIL Finance Charge Under Disclosed	EV3	7
	Notice of Right to Cancel Missing	EV3	5
	(Doc Error) TIL Error: Final TIL not signed by all required parties	EV3	4
	Missing Final HUD-1	EV3	4
	TILA - Final TIL Missing	EV3	4
	Final TIL APR Under/Over Disclosed By Greater Than 0.125%	EV3	3
	Missing Document: Note - Subject Lien not provided	EV3	2
	(Doc Error) TIL Error: Borrower signature not dated.	EV3	1
	File Not Delivered	EV3	1
	Final TIL Not Provided to Borrower At or Before Consummation	EV3	1
	TILA Notice of Right to Cancel Expiration Date Prior or equal to Disbursement Date	EV3	1
	TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	EV3	1
Total			92

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JCIII & Associates, LLC (148 Mortgage Loans)
The following exceptions, subject to the disclosures noted above, were noted on the mortgage loans included in the Compliance Review performed by JCIII.

Category	Exception	Event Level Grade	# of Exceptions
Compliance	State - Missing Disclosure/Notice/Statement	EV2	340
	Initial TIL Missing	EV2	57
	HMDA-reportable rate spread (1/1/04-10/1/09)	EV2	43
	Initial GFE Incomplete or Missing	EV2	40
	Affiliated Business Doc Missing	EV2	33
	Credit Score Disclosure Not Present	EV2	30
	Initial GFE Date not within 3 days of Initial Application Date	EV2	17
	Initial TIL Date not within 3 days of Initial Application Date	EV2	16
	Evidence of Single Premium Credit Insurance With Disclosure	EV2	1
	GFE1 Written list of service providers not given to borrower	EV2	1
	Loan is subject to IL Predatory Lending Database Program	EV2	1
	HUD-1 Estimated, Incomplete, Missing	EV3	18
	ROR Missing	EV3	14
	TIL Missing	EV3	13
	Finance Charge under-disclosed >$35 for Refinance	EV3	10
	Finance Charge under-disclosed >$100 for Purchase	EV3	7
	Federal Higher-Priced Mortgage Loan	EV3	4
	TIL Incomplete	EV3	3
	MN Subprime loan	EV3	2
	APR Tolerance under-disclosed 0.125	EV3	1
	Change date(s) in TIL rate/payment disclosure inaccurate	EV3	1
	Final TIL Date < 6 Days Prior to Origination Date (Non-IO Fixed)	EV3	1
	Initial TIL Date < 7 Days Prior to Origination Date	EV3	1
	Maryland Higher Priced Mortgage Loan	EV3	1
	Missing HELOC fee disclosures required under TILA. Unable to validate compliance with TILA HELOC Account-opening disclosure requirements.	EV3	1
	No tolerance fees increased at closing (Adjusted Origination Charges)	EV3	1
	No tolerance fees increased at closing (Origination Charge)	EV3	1
	Note P&I Does Not Equal Final TIL P&I	EV3	1
	Rescission Period under 3 days	EV3	1
	ROR Violation Funding date is prior to or equals the ROR End Date	EV3	1
	State Late Charge Not Standard	EV3	1
Total			662

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DATA INTEGRITY REVIEW RESULTS SUMMARY (196 Mortgage Loans)
AMC compared 31 unique data fields on all applicable loans to a tape provided by the Client at the time of securitization to the data found in the actual file as captured during the Compliance Review. Overall, 30 unique data fields corresponding to 157 mortgage loans exhibited a variance. The findings of the comparison are shown below.

Data Field	# Loans	% of Loans
Initial Interest Rate Cap (Change Up)	73	37.24%
Initial Fixed Rate Period	66	33.67%
Modification Date	63	32.14%
Lifetime Maximum Rate (Ceiling)	60	30.61%
Lifetime Minimum Rate (Floor)	60	30.61%
Gross Margin	59	30.10%
Index Type	59	30.10%
Subsequent Interest Rate Reset Period	58	29.59%
Original LTV	50	25.51%
Subsequent Interest Rate Cap (Change Up)	49	25.00%
Documentation Type	38	19.39%
Property Type	28	14.29%
Originator DTI	20	10.20%
Modification Flag	16	8.16%
Original CLTV	13	6.63%
Loan Purpose	5	2.55%
Original Amortization Term	5	2.55%
Original Payment Amount Due	5	2.55%
Original Appraised Property Value	4	2.04%
Original Interest Rate	4	2.04%
Origination Date	4	2.04%
Postal Code	4	2.04%
City	3	1.53%
First Payment Date of Loan	3	1.53%
Original Interest Only Term	3	1.53%
Original Term to Maturity	3	1.53%
Junior Mortgage Balance	2	1.02%
Lien Position	2	1.02%
Occupancy	2	1.02%
Original Loan Amount	2	1.02%

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PAYMENT HISTORY REVIEW: COMBINED SUMMARY (193 Mortgage Loans)
AMCD and JCIII performed reviews utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Overall, 184 mortgage loans were missing at least one month of pay history information during the relevant review period. Missing months are not treated as delinquent, in bankruptcy, or in foreclosure in statistics below.

DQ, BK, FC During Lookback*	Loan Count	% of Loans
Current	9	4.66%
Current; incomplete string	32	16.58%
1 or more delinquency; complete string	45	23.32%
1 or more delinquency; incomplete string	107	55.44%
Total	193	100.00%

Lookback Period	Loan Count	% of Loans
36	67	34.72%
37	1	0.52%
72	1	0.52%
73	21	10.88%
80	16	8.29%
81	13	6.74%
82	11	5.70%
83	8	4.15%
84	2	1.04%
86	1	0.52%
88	11	5.70%
89	2	1.04%
91	5	2.59%
92	9	4.66%
93	19	9.84%
94	6	3.11%
Total	193	100.00%

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Acquisition Payment History Review (JCIII & Associates, LLC – 67 Mortgage Loans)
At the time of acquisition, a payment history review, conducted by JCIII at mortgage loan acquisition (the “Original Payment History Review”), was performed. There were no updates made to this original review. The results for the review performed for the securitization are shown below in the total population. Within this population there were 109 mortgage loans of which 32 mortgage loans had complete payment histories during the lookback period and 35 mortgage loans were missing at least one month of payment history information.

DQ, BK, FC During Lookback*	Loan Count	% of Loans
Current	9	13.43%
Current; incomplete string	4	5.97%
1 or more delinquency; complete string	23	34.33%
1 or more delinquency; incomplete string	31	46.27%
Total	67	100.00%

Lookback Period	Loan Count	% of Loans
36	67	100.00%
Total	67	100.00%

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Acquisition + Update Payment History Review; Acquisition Payment History Review (AMC Diligence, LLC – 126 Mortgage Loans)
This review was comprised of three components as follows: either (a) two components (i) the “Original Payment History Review” and (ii) an additional review to the Original Payment History Review to seek additional activity based on information available in provided documentation at the time of purchase or (b) a single component comprised of a payment history at the time of acquisition. The results for these two reviews are shown below in the total population. Within this population there were 126 mortgage loans of which 22 mortgage loans had complete payment histories during the lookback period and 104 mortgage loans were missing at least one month of payment history information.

DQ, BK, FC During Lookback*	Loan Count	% of Loans
Current, complete string	0	0.00%
Current; incomplete string	28	22.22%
1 or more delinquency; complete string	22	17.46%
1 or more delinquency; incomplete string	76	60.32%
Total	126	100.00%

Lookback Period	Loan Count	% of Loans
37	1	0.79%
72	1	0.79%
73	21	16.67%
80	16	12.70%
81	13	10.32%
82	11	8.73%
83	8	6.35%
84	2	1.59%
86	1	0.79%
88	11	8.73%
89	2	1.59%
91	5	3.97%
92	9	7.14%
93	19	15.08%
94	6	4.76%
Total	126	100.00%
*DQ = Delinquency; BK = Bankruptcy; FC = Foreclosure

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